UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding an amendment to the Flowserve Corporation By-Laws (the “Bylaws”) is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2013, the Board of Directors of Flowserve Corporation, a New York Corporation (the “Company”) voted to amend the Bylaws, effective May 23, 2013. Article III, Section 2 of the Bylaws, which sets forth the number of directors of the Company, was amended by the Board of Directors to reduce the number of directors of the Company from eleven to ten.

The foregoing description of the amendment contained in the Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2013, the Company held its 2013 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 42,459,941 representing 88.67% of the 47,884,957 shares issued and outstanding that were entitled to vote on March 28, 2013, the record date for the Meeting.

Five items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the Meeting pursuant to the following votes:

Director Nominee (Term Expiring)	Votes For	Votes Withheld	Broker Non-Votes
Gayla J. Delly (2014)	39,246,553	311,083	2,902,305
Rick J. Mills (2014)	39,202,163	355,473	2,902,305
Charles M. Rampacek (2014)	38,824,771	732,865	2,902,305
William C. Rusnack (2014)	38,811,032	746,604	2,902,305

The foregoing totals of votes for and withheld do not include broker non-votes.

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	37,396,955
Votes AGAINST:	506,748
Votes ABSTAINED:	1,653,933
Broker Non-Votes:	2,902,305

3. Proposed Charter Amendment – Increase Number of Authorized Shares of Common Stock. The proposed amendment to the Company’s certificate of incorporation (the “Charter”) to increase the number of shares of common stock the Company is authorized to issue in order to effect a three-for-one forward stock split previously approved by the Board was approved pursuant to the following votes:

Votes FOR:	38,943,563
Votes AGAINST:	3,418,203
Votes ABSTAINED:	98,175
Broker Non-Votes:	0

4. Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2013 pursuant to the following votes:

Votes FOR:	41,925,567
Votes AGAINST:	502,859
Votes ABSTAINED:	31,515
Broker Non-Votes:	0

5. Shareholder Proposal – Shareholder Action by Written Consent. The shareholder proposal requesting that shareholders be given the ability to act by written consent outside of an annual or special meeting was rejected pursuant to the following votes:

Votes FOR:	17,999,854
Votes AGAINST:	21,501,043
Votes ABSTAINED:	56,739
Broker Non-Votes:	2,902,305

No other matters were voted on at the Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 24, 2013	By:	/s/ Carey A. O’Connor
Carey A. O’Connor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 23, 2013.